Exhibit 99.1



                STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE
                  OFFICER AND PRINCIPAL FINANCIAL OFFICER
                REGARDING FACTS AND CIRCUMSTANCES RELATING
                        TO EXCHANGE ACT FILINGS


I, James S. Pignatelli, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of UniSource Energy Corporation, and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - December 31, 2001 10-K of UniSource Energy Corporation

         - all reports on Form 10-Q, all reports on form 8-K and all definitive proxy materials of UniSource Energy Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         - any amendments to any of the foregoing.



                                   /s/ James S. Pignatelli
                                 -----------------------------
                                       James S. Pignatelli
                                       Chairman, President and
                                       Chief Executive Officer
                                       August 9, 2002


Subscribed and sworn to before me this 9th day of August 2002.


                                   /s/ Diana K. Durako
                                 -----------------------------
                                       Notary Public

My commission expires: September 25, 2002.